Exhibit 99.1

World Quantum Growth Acquisition Corp. Announces Separate Trading of its Class A Ordinary Shares and Warrants Commencing October 1, 2021

September 28, 2021 09:21 AM Eastern Daylight Time

NEW YORK--(BUSINESS WIRE)--World Quantum Growth Acquisition Corp. (the “Company”), announced today that, commencing October 1, 2021, holders of the units sold in the Company’s public offering of 20,000,000 units, completed on August 13, 2021, and the subsequent sale of additional 395,000 units in connection with the partial exercise by the underwriter of its option to purchase up to 3,000,000 units to cover over-allotments, completed on August 27, 2021, may elect to separately trade the Class A ordinary shares and warrants included in the units. Those units not separated will continue to trade on the New York Stock Exchange (“NYSE”) under the symbol “WQGA.U,” and the Class A ordinary shares and warrants that are separated will trade on the NYSE under the symbols “WQGA” and “WQGA WS,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and warrants.

The units were initially offered by the Company in an underwritten offering. Credit Suisse Securities (USA) LLC acted as sole book-running manager for the offering.

The offering was made only by means of a prospectus.  Copies of the prospectus related to the offering may be obtained for free by visiting EDGAR on the SEC's website at www.sec.gov or from Credit Suisse Securities (USA) LLC, Attention: Prospectus Department, 6933 Louis Stephens Drive, Morrisville, NC 27560, Telephone: 1-800-221-1037, email: usa.prospectus@credit-suisse.com.

The registration statement relating to the securities of the Company was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on August 10, 2021. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About World Quantum Growth Acquisition Corp.

The Company is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company is sponsored by World Quantum Growth Acquisition LLC, a Cayman Islands limited liability company that was organized by, and to which the initial capital was contributed by, Xavier Rolet KBE, Serge Harry, Antoine Shagoury and Michel Brogard, among others. Although the Company will not be limited to a particular industry or geographic region in its identification and acquisition of a target company, the Company believes the financial services and the financial technology sectors in the U.S. and EMEA as well as relevant technology firms supporting these sectors present particularly attractive investment opportunities.

Forward-Looking Statements

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the initial public offering of the Company and its management. The statements involve risks and uncertainty. Words such as "anticipate," "estimate," "expect," "intend," "plan," and "project" and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on the Company's current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various risks and uncertainties. No assurance can be given that the offering discussed above will be completed on the terms described, or at all, or that the net proceeds of the offering will be used as indicated. Investors should refer to the risks detailed from time to time in the reports the Company files or will file with the SEC for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Contacts

Serge Harry
info@wquantumga.com